UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): October 13, 2000

                            		PASW, INC.
       (Exact name of registrant as specified in its charter)

   CALIFORNIA                      333-75137            77-0390628
(State or other                   (Commission         (IRS Employer
jurisdiction of                   File Number)      identification No.)
incorporation)

703 Rancho Conejo Boulevard, Newbury Park, CA         91320
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (805) 499-7722

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ITEM 5.  OTHER EVENTS.

     On October 13, 2000, PASW, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.                PAGE NO.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  EXHIBITS.  The following document is filed as an exhibit to this Report:

                  99         Press Release, dated October 13, 2000.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


Date: October 13, 2000

                          PASW, INC.



                          By: /s/ William E. Sliney

                                  William E. Sliney
			     President and Chief Financial Officer
			     (Duly Authorized Officer and Principal
			     Financial and Accounting Officer)